SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)               July 26, 2004

                              HUDSON UNITED BANCORP
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                    1-08660                   22-2405746
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)


1000 MacArthur Boulevard, Mahwah, New Jersey                     07430
    (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code           (201) 236-2600


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Required Regulation FD Disclosure.

Hudson United Bancorp (the "Company") is furnishing its press release dated July 26, 2004 as Exhibit 99.1 to this report pursuant to Item 5 of Form 8-K. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 26, 2004                   HUDSON UNITED BANCORP



                                        By:  /s/ James W. Nall
                                             -----------------
                                        Name:  James W. Nall
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

      Exhibit No.        Title
      -----------        -----

      99.1               Press Release Dated July 26, 2004